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                                                                    EXHIBIT 32.1


CERTIFICATION PURSUANT TO 18 UNITED STATES CODE SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Eric J. Pulaski, Chairman of the Board, Chief Executive Officer and President of BindView Development Corporation (the "Company"), certify that (i) the Company's Form 10-Q for the quarter ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-Q for the quarter ended September 30, 2003 fairly presents, in all material respects, the financial condition and the results of operations of the Company.


By        /s/ ERIC J. PULASKI
          ----------------------------------------
          Eric J. Pulaski
          Chairman of the Board, Chief
          Executive Officer and President
          November 13, 2003


         A signed original of the foregoing certification has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.